Defined Asset Funds®

Quantitative Research

2000 Series

C

Institutional Holdings Portfolio

A Multi-Disciplined Strategy based on the Amex Institutional Index

Merrill Lynch

A quantitative approach to portfolio selection can sometimes reveal unseen investment opportunities. Combining both fundamental and technical stock-selection techniques can add balance to your portfolio. Now, by applying our Multi-Disciplined Strategy to a large-cap index, Defined Assets Funds® offers you a sophisticated approach to equity investing with our...

Institutional Holdings Portfolio

Defined Asset Funds—
Our Philosophy
At Defined Asset Funds, we believe that knowledge and discipline are essential to sound investment planning. For this reason, our unit investment trusts provide the information to help you invest appropriately, and the discipline to help you stay on course.

We've found that diversity and drive can be key to uncovering compelling investments. To this end, our experienced team of research analysts and securities traders searches Wall Street and beyond, creating portfolios for strong potential. Our equity funds seek to capitalize on vibrant economic sectors, innovative quantitative strategies and thorough fundamental analysis. Our fixed-income funds offer the regular income and stability to help balance and diversify your investment assets.

At Defined Asset Funds, we set the foundation for each of our portfolios in this way, because we have a very important goal in mind—yours.

Many Trends Move in Cycles
   • Economies    • Industries
   • Markets         • Investment Styles

Being prepared for life's inevitable transitions can often mean the difference between a gentle roll and a wild ride. The same holds true for the changes that affect your investments. Defined Asset Funds' multi-disciplined investment approach is a strategy based on four stock-selection methodologies. It selects issues using each methodology and combines them to produce a 20-stock portfolio with complementary investment style characteristics.

Financial Security is a Journey, Not a Destination

At Defined Assets Funds, we believe that working toward financial security is a long-term process, which can be helped by investing in a consistent and disciplined manner. We recognize that predicting the market over the short term is almost impossible. We also believe that human emotions can interfere with the execution of a sound and logical investment strategy. Our Multi-Disciplined Strategy is designed to facilitate an ordered and rational approach to investing, to help keep you on track toward your financial goals.

The Selection Model

We start with the Amex Institutional Index* (excluding utilities). This Index comprises approximately 75 of the most widely-held equity investments among institutional investors. We select stocks for this Portfolio by applying a proprietary screening process that focuses on a combination of fundamental and technical factors, with an emphasis on momentum. The tests consider:
•  Price Momentum    • Price/Earnings Ratio
• Recovery                 •  Dividend Yield

We then choose the top-ranked issues from each category and combine them in a single portfolio. While there can be no guarantee of results, the objective of this Multi-Disciplined Strategy is to produce a balance and diversified portfolio of large-cap stocks—all components of the Amex Institutional Index.

Stay with the Strategy

When this Portfolio ends, you can choose to roll your proceeds into a new Institutional Holdings Portfolio, if available, or you can redeem your investment. Although this is a one-year investment, we suggest you continue with this Strategy for at least three to five years for potentially more consistent results.

Past Performance of Prior Institutional Holdings Portfolios
Past performance is no guarantee of future results.
Series From Inception Through 6/30/00 (including annual rollovers)

Inception	Series	Return
5/4/99	B†	41.42%
Most Recently Completed Portfolio

Period	Series	Return
5/4/99-6/6/00	99A	43.67%

The chart above shows average annual total returns which represent price changes plus dividends, divided by the initial public offering price, and reflect a deduction of maximum sales charges and expenses. Return for Series From Inception differs from Most Recently Completed Portfolio because the former figure reflects a different performance period and a reduced sales charge on annual rollovers.

A M U L T I — D I S C I P L I N E D P O R T F O L I O
Company	Symbol
American Express Company	AXP
American International Group	AIG
Citigroup, Inc.	C
Corning, Inc.	GLW
Eli Lilly and Company	LLY
Enron Corporation	ENE
General Electric Company	GE
JDS Uniphase Corporation†	JDSU
Medtronic, Inc.	MDT
Morgan Stanley Dean Witter & Company	MWD
Motorola, Inc.	MOT
Nextel Communications, Inc.* ‡	NXT
Nokia Corporation §	NOK
Nortel Networks Corporation§	NT
Oracle Corporation‡	ORCL
Telefonaktiebolaget LM Erisscon AB§	ERICY
Tyco International Ltd.§	TYC
Veritas Software Corporation ‡	VRTS
The Walt Disney Company	DIS
Wells Fargo & Company	WFC

*	"Standard & Poor's" and "S&P 500 Index" are trademarks of The McGraw-Hill Companies, Inc. "Amex" and "Amex Institutional Index" are trademarks of the American Stock Exchange, LLC, a subsidiary of the NASD. These trademarks have been licensed for use by Defined Asset Funds. The Portfolio is not sponsored, managed, sold or promoted by Standard & Poor's or the American Stock Exchange. The American Stock Exchange does not guarantee the accuracy or completeness of the Amex Institutional Index.
†	This Portfolio was originally Series 99A and rolled into Series B on May 10, 2000.
†	These stocks currently do not pay dividends.
§	This issuer is a foreign corporation; dividends, if any, will be subject to withholding tax.
||	Hypothetical returns are net of Portfolio sales charges (2.50% for the first year, 1.50% for each subsequent year), creation and development fee and estimated expenses.

Amex Institutional Index
When it comes to finding a group of large, well-established companies, the Amex Institutional Index can help. It represents approximately 75 stocks most widely held among professionally managed institutional portfolios with market values in excess of $100 million. Its stocks are reviewed quarterly, and the Index is adjusted as necessary to keep current with institutional investments.

Hypothetical Past
Total Returns Comparison
Year	Institutional Holdings Strategy§ (not any portfolio)	Amex Institutional Index	S&P 500 Index*
1984	-0.05%	4.90%	5.95%
1985	38.05	31.07	31.43
1986	20.74	19.69	18.37
1987	11.43	6.58	5.67
1988	1.38	13.78	16.58
1989	29.31	33.19	31.11
1990	0.03	0.55	-3.20
1991	33.50	28.40	30.51
1992	4.86	4.05	7.67
1993	24.49	7.51	9.97
1994	-2.06	2.61	1.30
1995	39.91	39.69	37.10
1996	37.25	26.22	22.69
1997	37.53	34.01	33.10
1998	40.49	38.71	28.34
1999	19.41	25.83	20.89
6/30/00	-4.51	-0.17	-0.44
Avg. Annual	18.97%	18.39%	17.32%
Average Annualized Returns For periods ending 12/31/99
Period	Institutional Holdings Strategy§	Amex Institutional Index	S&P 500 Index*
3 Year	31.82%	32.74%	27.34%
5 Year	34.48	32.76	28.28
10 Year	22.30	19.84	18.07
15 Year	21.38	20.04	18.78
Hypothetical past performance of the Strategy is no assurance of future results of any Portfolio. Returns shown represent price changes plus dividends reinvested at year ends, divided by the initial public offering price and do not reflect deduction of any commissions or taxes. Portfolio performance will differ from the Strategy because of commissions and expenses and are not adjusted quarterly as is the Index. Portfolios are established and liquidated at different times during the year, and their stocks are held for approximately one year. They normally purchase and sell at prices different from those used in determining Portfolio unit price, they are not fully invested at all times, and stocks may not be weighted equally.

QUANTITIVE RESEARCH & INDEX
Institutional Holdings Portfolio
S&P Market Cap Plus Portfolio
S&P 500 Trust
S&P MidCap Trust
Select S&P Industrial Portfolio
Select Growth Portfolio
Select Large-Cap Growth Portfolio
Select Ten Portfolio (DJIA)
Standard & Poor's Industry Turnaround Portfolio
Standard & Poor's Intrinsic Value Portfolio
United Kingdom Portfolio (Financial Times Index)

SECTOR
Biotechnology Portfolio
Broadband Portfolio
Energy Portfolio
Financial Services Portfolio
Health Care Trust
Internet Portfolio
Media Portfolio
Real Estate Income Fund
Tele-Global Trust
Utility Portfolio

FUNDAMENTAL RESEARCH
Baby Boom Economy PortfoliosSM
Earnings Growth Consistency Portfolio
European Growth Portfolio
Premier American Portfolio
Premier World Portfolio
Western Premier Portfolio

FIXED INCOME
Corporate Funds
Government Funds
Municipal Funds

Defining Your Risks Please keep in mind the following factors when considering this investment. Your financial professional will be happy to answer any questions you may have.
•	There can be no assurance that this Portfolio will meet its objective.

•	This Portfolio is designed for investors who can assume the risks associated with equity investments, and may not be appropriate for investors seeking capital preservation or current income.

•	This Portfolio is concentrated in the financial services and telecommunications industry which may involve special risks.

•	The value of your investment will fluctuate with the prices of the underlying stocks. Stock prices can be volatile.

•	The value of your investment will fluctuate with the prices of the underlying stocks. Stock prices can be volatile.

This Portfolio does not reflect any research opinion or any buy or sell recommendations from any Sponsor.

Tax Efficiency
When seeking capital appreciation, managing tax liability on capital gains can be vital to your overall return. By holding this Fund for more than one year, individuals may be eligible for favorable federal tax rates on net long-term capital gains (currently no more than 20%).

Generally, dividends and any gains will be subject to tax each year, whether or not reinvested. However, on rollovers to future Portfolios, if available, investors may defer recognition of gains and losses for federal tax purposes on stocks that are transferred to the new Portfolio. Please consult your tax advisor concerning state and local taxation.

Defining Your Costs You will pay an initial sales charge of about 1% the first time you buy. In addition, you'll pay a deferred sales charge of $15.00 per 1,000 units, about 1.50%.
	As a % of Public Offering Price	Amount Per 1,000 Units

Initial Sales Charge	1.00%	$10.00
Deferred Sales Charge	1.50%	$15.00

Maximum Sales Charge	2.50%	$25.00

Creation and Development Fee (as a % of net assets)	0.250%	$2.48

Estimated Annual Expenses (as a % of net assets)	0.207%	$2.04

Estimated Organization Costs		$2.03

If you sell your units before the termination date, the remaining balance of your deferred sales charge will be deducted, along with the estimated costs of selling Portfolio securities, from the proceeds you receive. If you roll over to a successor Portfolio, if available, the initial sales charge on that Portfolio will be waived. You will only pay the deferred sales charge.

Volume Purchase Discounts

For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.

If You Invest:	Your Maximum Sales Charge (as a % of your investment) Will Be:

Less than $50,000	2.50%
$50,000 to $99,999	2.25
$100,000 to $249,999	1.75
$250,000 to $999,999	1.50
$1,000,000 or more	0.75

Add Value to Your Portfolio Today!

You can get started with $250. This Fund is eligible for purchase through Merrill Lynch Unlimited AdvantageSM accounts, in which the above sales charges do not apply and MLUA fees are applied. Call your financial professional to learn how the Institutional Holdings Portfolio may help to meet your personal investment goals and how it may be appropriate for your IRA account. You can request a free prospectus containing more complete information, including sales charges, expenses and risks—or download a prospectus from our Web site address listed above. Please read the prospectus carefully before you invest or send money.

The information in this brochure is not complete and may be changed. We may not sell the securities of the next Portfolio until the registration statement filed with the Securities and Exchange Commission is effective. This brochure is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where their offer or sale is not permitted.

Printed on Recycled Paper	32767BR-7/00
© 2000 Merrill Lynch, Pierce, Fenner & Smith Incorporated. Member SIPC. Defined Asset Funds is a registered service mark of Merrill Lynch & Co., Inc.